                                                       Unaudited Pro Forma Consolidated
                                                              Condensed Combined
                                                       Statement of Financial Condition
                                     ---------------------------------------------------------------------------------------
                                                              September 30, 1996
                                     ---------------------------------------------------------------------------------------
                                                                        Acquisition        Consolidated
                                                                        Adjustments          Condensed          Footnote
                                          FROH           CFC              Dr. (Cr.)          Combined          References
                                        --------       --------         -----------        -------------       ----------
                                                         (In Thousands, except per share data)

Assets:
  Cash and due from banks               $  2,694       $  1,172         $                  $  3,866
  Interest-bearing deposits               10,862         10,050          (7,653)             13,259                (A)
  Investment securities available fo
    sale-at market                        14,403            983             (14)             15,372                (B)
  Investment securities held to
    maturity-at cost                          --          6,598             (13)              6,585                (B)
  Mortgage-backed securities available
   for sale-at market                     26,738          3,755              (9)             30,484                (B)
  Mortgage-backed securities held to
    maturity-at cost                          --         40,467             196              40,663                (B)
  Loans receivable, net                  193,796        187,486            (615)            380,667                (C)
  Federal Home Loan Bank stock             1,982          1,734                               3,716
  Goodwill and other intangible assets        --          3,064          (3,064)                                   (D)
                                                                          8,302               8,302                (D)
Other assets                               5,395          6,162             (46)             11,511                (E)
                                        --------       --------         -------            --------

    Total assets                        $255,870       $261,471        $ (2,916)           $514,425
                                        ========       ========        ========            ========
Liabilities:
  Savings deposits                      $188,280       $207,193        $   (845)           $396,318                (F)
  Borrowed funds                          13,477         27,500          (5,885)             46,862            (A) and (G)
  Other liabilities                        3,327          2,609             419               5,517                (H)
                                        --------       --------        --------            --------

    Total liabilities                    205,084        237,302          (6,311)            448,697
                                        --------       --------       ---------            --------
Stockholders' Equity:
  Common stock, par value                    408            776             625                 559                (I)
  Additional paid-in capital              26,808          6,507          (8,284)             41,599                (J)
  Retained income                         26,008         18,447          18,447              26,008                (K)
  Treasury stock, at cost                                (1,532)         (1,532)                 --                (K)
  Less shares acquired by Employee
    Stock Ownership Plan                  (2,097)            --                              (2,097)
   Less shares acquired by Management
    Recognition Plan                          (7)            --                                  (7)
  Unrealized losses on securities
    designated as available for
    sale-net                                (334)           (29)            (29)               (334)               (K)
                                        --------      ---------       ---------            --------
    Total stockholders' equity            50,786         24,169           9,227              65,728
                                        --------      ---------       ---------            --------
        Total liabilities and
         stockholders'
         equity                         $255,870       $261,471       $  2,916             $514,425
                                        ========       ========       ========             ========
  Tangible book value per share         $  12.46       $  29.52                            $  10.27
                                        ========       ========                            ========

                                                   (FOOTNOTES ON FOLLOWING PAGE)

                 Notes to Pro Forma Condensed Combined Balance Sheet
                                     (Unaudited)
                                As of October 11, 1996


(A) FFOH utilized $7.7 million of interest-bearing deposits in other institutions and borrowed $6.0 million from the Federal Home Loan Bank of Cincinnati ("FHLB") as sources of funds for the cash portion of the Merger Consideration.

     Shares of CFC Common Stock outstanding at
      September 30, 1996 (715,033 x 45%)                    321,765
     Cash payment per share                             $     38.00
                                                        -----------
     Cash portion of the Merger Consideration           $12,227,070

     Cash to be paid to holders of the 40,934
      options to purchase CFC Common Stock, net
      of tax benefits                                      518,940
     Cash payments on fractional shares                      1,132
     Acquisition costs                                     905,567
                                                       -----------

     Total estimated cash payment by FFOH              $13,652,709
                                                       -----------
                                                       -----------

    The residual amount of Merger Consideration will be in the form of FFOH Common Stock as shown below:

       Shares of CFC Common Stock outstanding at
        September 30, 1996 (715,033 x 55%)                 393,268
       Exchange ratio                                        3.850
                                                       -----------
                                                         1,514,082
       Less fractional shares                                (115)
                                                       -----------
       Total shares of FFOH Common Stock to be
        issued                                           1,513,967
                                                       -----------
                                                       -----------


(B) The adjustment to investment securities and mortgage-backed securities, designated as held to maturity and available for sale, reflects the recording of CFC's respective portfolios to fair value at the date of acquisition.

(C) The adjustment to loans receivable, net of unearned interest, reflects the adjustment of CFC's loan portfolio to fair value by discounting the portfolio using the estimated remaining lives of the various types of loans and estimated current interest rates as of September 30, 1996.

(D) This adjustment reflects the allocation to goodwill and other intangible assets as a result of the fair value adjustments set forth in notes B, C, E, F and G herein. The calculation of this adjustment is shown below:


      Total shares of FFOH Common Stock issued
       pursuant to the Agreement of Merger                   1,513,967

      Market price of FFOH Common
      Stock used for exchange of Common Stock                    $9.87
                                                            -----------
      Market value of shares exchanged                      $14,942,854
      Cash payment by FFOH pursuant to Note A                13,652,709

      Less CFC's September 30, 1996 tangible
       stockholders' equity                                 (21,105,961)

      Mark to market adjustments (1)                            812,242
                                                            ------------
                                                           $  8,301,844

-------------------
    (1)  Represents the summation of Notes B, C, E, F, G and H.



(E) The adjustment to other assets reflects the recording of CFC's office premises and equipment to appraised values at the date of acquisition.

(F) The adjustment to savings deposits reflects the fair value of such deposits by discounting using the estimated remaining lives of the various types of savings deposits and the current interest rates as of September 30, 1996.

(G) The adjustment to FHLB advances reflects the fair value of such advances by discounting using the estimated remaining lives of the various advances and the current interest rates as of September 30, 1996.

(H) The $419,000 adjustment of other liabilities reflects the tax effect of the fair value adjustments set forth in Notes B, C, E, F and G.

(I) Represents the elimination of CFC's Common Stock and the issuance of 1,513,967 shares of FFOH Common Stock at a par value of $.10 per share pursuant to the Agreement of Merger.

(J) Represents the elimination of CFC's additional paid-in capital and the issuance of 1,513,967 shares of FFOH Common Stock at the exchange rate of $9.87 per share in accordance with the Agreement of Merger.

(K) Represents the elimination of CFC's historic retained earnings, treasury stock and unrealized loss on investment securities.

                                                Unaudited Pro Forma Consolidated
                                                       Condensed Combined
                                                     Statements of Earnings
                                       --------------------------------------------------
                                          For the Nine Months Ended September 30, 1996
                                       --------------------------------------------------
                                                                      Pro Forma
                                                                      Consolidated
                                                         Adjustments   Condensed        Footnote
                                        FFOH      CFC     Dr. (Cr.)     Combined       References
                                      --------- ------- ------------ --------------  -------------
                                            (In Thousands, except shares and per share data)
Interest income:
  Loans                                 $11,435   $ 8,922     $(352)    $20,709         (A)
  Mortgage-backed securities              1,340     2,422        30       3,732         (B)
  Investment securities                     555       571       (15)      1,141         (C)
  Interest-bearing deposits and other       522       382       133         771         (D)
                                       -------- --------- ---------- -------------  --------------
    Total interest income                13,852    12,297      (204)     26,353

Interest expense:
  Deposits                                7,190     7,164      (309)     14,045         (E)
  Borrowings                                680       234       259       1,173         (F)
                                       -------- --------- --------- --------------
    Total interest expense                7,870     7,398       (50)     15,218
                                       ======== ========= ========= ==============

    Net interest income                   5,982     4,899      (254)     11,135
  Provision for losses on loans              48        --        --          48
                                        ------- --------- --------- -----------
    Net interest income after provision
      for losses on loans                 5,934     4,899      (254)     11,087
  Other income                              320       390        --         710
  General, administrative and other
    expenses                              4,682     5,014      (277)      9,419         (G)
  Goodwill amortization                      --        --       262         262         (H)
                                       -------- --------- --------- -----------
  Earnings before income taxes            1,572       275      (269)      2,116
  Federal income taxes                      534        97       180         811
                                       -------- --------- --------- -----------
  Net earnings                          $ 1,038    $  178  $    (89)    $ 1,305
                                       ======== ========= ========= ===========
  Earnings per share(J):                                                                (I)
    Primary                              $ 0.26    $ 0.24  $     --      $ 0.24
                                       ======== ========= ========= ===========
    Fully diluted                        $ 0.26    $ 0.24  $     --      $ 0.24
                                       ======== ========= ========= ===========
  Weighted average shares and
    share equivalents outstanding:
    Primary                           3,903,778   731,500        --   5,417,745
    Fully diluted                     3,905,197   731,500        --   5,419,164

(A) Represents the current amortization of the adjustment to fair value of the loans receivable of CFC using the interest method over an estimated remaining life of approximately 3 years.

(B) Represents the current amortization of the adjustment to fair value of the mortgage-backed securities of CFC on the interest method over an estimated remaining life of approximately five years.

(C) Represents the current amortization of the adjustment to fair value of the investment securities of CFC on the interest method over an estimated remaining life of approximately two years.

(D) Represents earnings as a result of $19.5 million in net proceeds from FFOH's stock conversion on March 4, 1996, net of the $7.7 million of cash used to fund the Merger, at an average rate of 5.6%. The weighted average rate was derived from the historic yields on assets identified to fund the cash consideration of the Merger. This pro forma adjustment for the nine months ended September 30, 1996, was prorated to take into account the completion of FFOH's stock offering on March 4, 1996.

(E) Represents the period accretion of the fair value adjustment applied to CFC deposits, on the interest method over an estimated remaining life of approximately three years.

(F) Represents interest expense as a result of borrowing $6.0 million from the Federal Home Loan Bank in order to fund the cash consideration of the Merger, at an average rate of 5.6%. In addition, the adjustment contains the period accretion of the fair value adjustment applied to CFC's Federal Home Loan Bank advances, on the interest method over the remaining life of the advances.

(G) Represents direct cost reductions as a result of the Merger, primarily attributable to declines in employee compensation and benefits, net of additional expenses due to FFOH's stock conversion on March 4, 1996 as follows:

      Direct cost reductions                          $750,000
      Adjustments due to FFOH's stock conversion
        Ohio franchise tax                            (190,000)
        ESOP adjustment                               (121,000)
        1996 Recognition Plan adjustment              (182,000)
                                                      ---------

                                                      $257,000
                                                      =========

    This pro forma adjustment for the nine months ended September 30, 1996, was prorated to take into account the completion of FFOH's stock offering on March 4, 1996.

(H) Represents amortization of additional goodwill and other intangible assets over an estimate weighted average life of fifteen years.

(I) Represents the income tax effect with respect to the fair value and other adjustments described in Notes A through H above.

(J) Earnings per share are based upon the combined historical income of FFOH and CFC divided by the historical weighted average shares during the periods as presented above. Weighted average shares outstanding has been adjusted to reflect the exchange ratio with respect to FFOH's reorganization into the stock holding company form of organization on March 4, 1996 (whereby each share of Fidelity Federal Savings Bank (the "Bank") common stock held by public shareholders of the Bank were converted into
    2.25 shares of FFOH Common Stock). For purposes of calculating pro forma earnings per share, the weighted average shares gives effect to

    FFOH's historic weighted average shares outstanding plus the FFOH Common Stock issued as consideration in the Agreement of Merger at the beginning of the period presented.